UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported)  December 20, 2005

                       M&I Dealer Auto Securitization, LLC
                           M&I Auto Loan Trust 2005-1
                 (Exact Name of Registrant Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       333-107220                                     39-2042850
      333-107220-02                                   20-3690897
(Commission File Numbers)     (Registrants' I.R.S. Employer Identification Nos.)

    770 N. Water Street
   Milwaukee, Wisconsin                                 53202
(Address of Principal Executive Offices)             (Zip Code)

                                 (414) 765-7801
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report and exhibit on Form 8-K relates to the monthly distribution to the holders of M&I Auto Loan Trust 2005-1.

     On December 20, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 20, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                        M&I Auto Loan Trust 2005-1

                        JPMORGAN CHASE BANK, N.A., as Indenture Trustee

                    By: /s/  Patty Barbarino
                        --------------------------------------------
                        Patty Barbarino
                        Vice President

                  Date: December 21, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 20, 2005

Exhibit 99.1


                           M&I Auto Loan Trust 2005-1
                        Statement to Certificate Holders
                                December 20, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1      150,000,000.00   150,000,000.00    16,480,570.39        514,007.67    16,994,578.06    0.00       0.00     133,519,429.61
A2      178,000,000.00   178,000,000.00             0.00        657,611.11       657,611.11    0.00       0.00     178,000,000.00
A3      175,000,000.00   175,000,000.00             0.00        657,416.67       657,416.67    0.00       0.00     175,000,000.00
A4      125,060,000.00   125,060,000.00             0.00        472,726.80       472,726.80    0.00       0.00     125,060,000.00
B        21,940,000.00    21,940,000.00             0.00         82,933.20        82,933.20    0.00       0.00      21,940,000.00
TOTALS  650,000,000.00   650,000,000.00    16,480,570.39      2,384,695.45    18,865,265.84    0.00       0.00     633,519,429.61
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
-------------------------------------------------------------------------------------------------------------
                            BEGINNING                                                             ENDING
CLASS         CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL
---------------------------------------------------------------------------------------------------------
A1           55255PAR1   1,000.00000000     109.87046927      3.42671780     113.29718707       890.12953073
A2           55255PAS9   1,000.00000000       0.00000000      3.69444444       3.69444444     1,000.00000000
A3           55255PAT7   1,000.00000000       0.00000000      3.75666669       3.75666669     1,000.00000000
A4           55255PAU4   1,000.00000000       0.00000000      3.78000000       3.78000000     1,000.00000000
B            55255PAV2   1,000.00000000       0.00000000      3.78000000       3.78000000     1,000.00000000
TOTALS                   1,000.00000000      25.35472368      3.66876223      29.02348591       974.64527632
-------------------------------------------------------------------------------------------------------------

                               PASS-THROUGH RATES
-------------------------------------------------------------------------------
CLASS           PREVIOUS                CURRENT                 NEXT
-------------------------------------------------------------------------------
A1             4.405780 %           4.405780 %              4.405780 %
A2             4.750000 %           4.750000 %              4.750000 %
A3             4.830000 %           4.830000 %              4.830000 %
A4             4.860000 %           4.860000 %              4.860000 %
B              5.020000 %           5.020000 %              5.020000 %
-------------------------------------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Patty Barbarino
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                             600 Travis, 9th Floor
                              Houston, Texas 77002
                   Tel: (713) 216-5139 / Fax: (713) 216-4880

                Copyright  2005 J.P. Morgan Chase & Co. All rights reserved.